EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report on Outlook Sports Technology, Inc. dated October 12, 1999, in the Registration Statement (Form SB-2, Registration Number 333-89941) and related Prospectus of Outlook Sports Technology, Inc. for the Registration of

common stock.

                                          /s/ WOLINETZ, GOTTLIEB & LAFAZAN, P.C.

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                                              WOLINETZ, GOTTLIEB & LAFAZAN, P.C.

Rockville Centre, New York
November 10, 1999